UPDATE: RIVERNORTH CAPITAL AND INCOME FUND, INC.
NON-TRANSFERABLE RIGHTS OFFERING

West Palm Beach, FL– March 25, 2024 – RiverNorth Capital and Income Fund, Inc. (NYSE: RSF) (the “Fund”), an exchange-listed interval fund, has filed the prospectus supplement governing the terms of its previously announced non-transferable rights offering. You can find a copy of the prospectus supplement here: XBRL Viewer (sec.gov).

The proceeds from the offering will be deployed according to the Fund’s investment objective into the portfolio of unique, hard to access private credit assets including small business whole loans originated by Square Loans and debt securities issued by business development companies and closed end funds. Exposure to these less correlated, “off the run” asset classes has been a significant driver of the Fund’s attractive long-term net asset value performance.

In this offering, the Fund will issue non-transferable rights (the “Rights”) to its stockholders of record as of April 1, 2024 (the “Record Date” and such stockholders, “Record Date Stockholders”) allowing the holder to subscribe for new shares of common stock of the Fund (the “Primary Subscription”). Record Date Stockholders will receive one Right for each share of common stock held on the Record Date. For every three Rights held, a holder of Rights may buy one new share of common stock of the Fund. The number of Rights to be issued to a Record Date Stockholder will be rounded up to the nearest number of Rights evenly divisible by three. Fractional shares will not be issued upon the exercise of the Rights. Accordingly, new Common Shares may be purchased only pursuant to the exercise of Rights in integral multiples of three.

Record Date stockholders who fully exercise their Rights will be entitled to subscribe for additional shares of common stock (“Over-Subscription Shares”), subject to the limitations set forth in the prospectus supplement. The Over-Subscription Shares will be allocated pro rata to stockholders who over-subscribe based on the number of Rights originally issued to them. The Fund may increase the number of shares of common stock subject to subscription by up to 100% of the shares available pursuant to the Primary Subscription. The Rights are non-transferable and, therefore, may not be purchased or sold. The shares of common stock issued pursuant to the rights offering will be listed on the New York Stock Exchange (“NYSE”) under the ticker: RSF.

The subscription price per share of common stock will be determined based upon a formula equal to 90% of the reported net asset value or 95% of the market price per share of common stock, whichever is higher on the Expiration Date (as defined below). Market price per share of common stock will be determined based on the average of the last reported sales price of a share of common stock on the NYSE for the five trading days preceding (and not including) the Expiration Date. The subscription period will expire on April 22, 2024, unless extended by the Board (the “Expiration Date”).

Record Date Stockholders who exercise their Rights will not be entitled to distributions payable during March or April 2024 on shares issued in connection with the rights offering, but they will be entitled to distributions payable during May 2024 on these shares.

As a reminder, the Fund is an interval fund that makes periodic repurchase offers under Rule 23c-3 under the Investment Company Act of 1940 of at least 5% of outstanding shares quarterly. Shares issued in this rights offering will not be eligible for the Fund’s Q2 repurchase offer which ends on April 3, 2024, but will be eligible for repurchase during the Q3 offer which is scheduled to commence on June 3, 2024 and end on July 3, 2024.

The rights offering will be made pursuant to the Fund’s currently effective shelf registration statement on file with the Securities and Exchange Commission (“SEC”) and only by means of the prospectus supplement and accompanying prospectus. The Company expects to mail subscription certificates evidencing the subscription rights and a copy of the prospectus supplement and accompanying prospectus for the rights offering shortly following the Record Date. The securities described in this release may not be sold nor may offers to purchase be accepted prior to the time the prospectus supplement and accompanying prospectus are filed with the SEC.

This press release shall not constitute an offer to sell or constitute a solicitation of an offer to buy.

__________

RiverNorth Capital and Income Fund, Inc.

The investment objective of the Fund is to seek a high level of current income. Fund had approximately $56.9 million of net assets and 3.4 million shares of common stock outstanding as of February 29, 2024.

The Fund is a closed-end fund and does not continuously issue stock for sale as open-end mutual funds do. The Fund now trades in the secondary market. Investors wishing to buy or sell stock need to place orders through an intermediary or broker. The share price of a closed-end fund is based on the market value.

Risk is inherent in all investing. Investing in any investment company security involves risk, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment. Therefore, before investing in the shares of common stock, you should consider the risks as well as the other information in the prospectus, annual report, and semi-annual report.

Past performance is no guarantee of future results.

Definitions:

Business Development Companies (“BDCs”) are organizations that invest in small- and medium-sized companies as well as distressed companies. A BDC helps small- and medium-sized firms grow in the initial stages of their development.

Square Loans (small business whole loans) is an invitation-only advance on the sales that retailers make through Square's point of sales system. It's essentially a merchant cash advance, meaning that you pay a fixed fee rather than interest and repay the funds with a percentage of your daily sales.

See the Prospectus for a more detailed description of Fund risks.

The profitability of specialty finance and other financial companies is largely dependent upon the availability and cost of capital funds and may fluctuate significantly in response to changes in interest rates, as well as changes in general economic conditions. If the borrower of Alternative Credit (as defined below) in which the Fund invests is unable to make its payments on a loan, the Fund may be greatly limited in its ability to recover any outstanding principal and interest under such loan, as (among other reasons) the Fund may not have direct recourse against the borrower or may otherwise be limited in its ability to directly enforce its rights under the loan, whether through the borrower or the platform through which such loan was originated, the loan may be unsecured or under collateralized, and/or it may be impracticable to commence a legal proceeding against the defaulting borrower. Substantially all of the Alternative Credit in which the Fund invests will not be guaranteed or insured by a third party. In addition, the Alternative Credit Instruments in which the Fund may invest will not be backed by any governmental authority. Prospective borrowers supply a variety of information regarding the purpose of the loan, income, occupation, and employment status (as applicable) to the lending platforms. As a general matter, platforms do not verify the majority of this information, which may be incomplete, inaccurate, false, or misleading. Prospective borrowers may misrepresent any of the information they provide to the platforms, including their intentions for the use of the loan proceeds. Alternative Credit Instruments are generally not rated by the nationally recognized statistical rating organizations ("NRSROs"). Such unrated instruments, however, are considered to be comparable in quality to securities falling into any of the ratings categories used by such NRSROs to classify "junk" bonds (i.e., below investment grade securities). Accordingly, the Fund's unrated Alternative Credit Instrument investments constitute highly risky and speculative investments similar to investments in "junk" bonds, notwithstanding that the Fund is not permitted to invest in loans that are of subprime quality at the time of investment. Although the Fund is not permitted to invest in loans that are of subprime quality at the time of investment, an investment in the Fund's Shares should be considered speculative and involving a high degree of risk, including the risk of loss of investment. There can be no assurance that payments due on underlying loans, including Alternative Credit, will be made.

Diversification does not ensure a profit or a guarantee against loss.

The Fund's investment objectives, risks, charges, and expenses must be considered carefully before investing. The Fund's prospectus and most recent periodic reports contain this and other important information about the investment company and may be obtained by visiting rivernorth.com/literature or by calling 844.569.4750. Read the Prospectus carefully before investing.

RiverNorth Capital Management, LLC

RiverNorth is an investment management firm founded in 2000 that specializes in opportunistic strategies in niche markets where the potential to exploit inefficiencies is greatest. RiverNorth is the manager to multiple registered and private funds.

Contact

RiverNorth CEF Investor Relations

800-646-0148, Option 1

CEF@rivernorth.com

Not FDIC Insured | May Lose Value | No Bank Guarantee
Marketing services provided by ALPS Distributors Inc. ALPS and RiverNorth are not affiliated.
RiverNorth® is a registered trademark of RiverNorth Capital Management, LLC.

©2000-2024 RiverNorth Capital Management, LLC. All rights reserved.
RVN001706